File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF FUNDS, INC.
CLASS Y SHARES PROSPECTUS DATED MAY 31, 2001.

This information reflects a change to the Prospectus.

References to the "Enterprise International Internet Fund" shall be replaced with the "Enterprise Global Technology
Fund," effective August 31, 2001.

On page 39 and 40 of the Prospectus, the following change shall occur, effective August 31, 2001:

Investment Objective   Long-term capital appreciation

Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities.

Fund Manager  Fred Alger Management, Inc.

Whom May Want To Invest   Investors who want an increase
in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified global stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

Investment Strategies   The Fund pursues its goal by investing
primarily in domestic and foreign companies engaged in technology and technology-related industries. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of domestic and foreign companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative, or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings
("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The
Fund may also purchase and sell options and forward currency exchange contracts.

The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

Principal Risks   The Fund invests in common stocks of foreign
companies. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time.
Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions.

Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition.

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
In addition, small company stocks typically are traded in lower volume, and their issues are subject to greater degrees of changes in their earnings and prospects.
Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Performance Information

Information about Fund performance is not provided because the Fund does not have returns for a full calendar year.


July 19, 2001